UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                January 22, 1999


                                 USX Corporation
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                                      ----
             (Exact name of registrant as specified in its charter)


           Delaware             1-5153            25-0996816
       ---------------       ------------    -------------------
       (State or other       (Commission        (IRS Employer
       jurisdiction of       File Number)    Identification No.)
        incorporation)

600 Grant Street, Pittsburgh, PA                            15219-4776
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(Address of principal executive offices)                    (Zip Code)

                                 (412) 433-1121
                         ------------------------------

                         (Registrant's telephone number,
                              including area code)

Item 5.  Other Events

On January 22, 1999, USX Corporation announced fourth quarter and 1998 earnings for the Marathon Group and the U. S. Steel Group. Copies of the earnings announcement are attached.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

       99.1.        Marathon Group Earnings Release.
       99.2.        U. S. Steel Group Earnings Release.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/ Kenneth L. Matheny
     -----------------------
     Kenneth L. Matheny
     Vice President and Comptroller



Dated:  January 22, 1999